EXHIBIT 99.1

WRITTEN CONSENT IN LIEU OF

A MEETING OF THE SHAREHOLDERS

OF

CSA HOLDINGS INC.

August 22, 2017

In accordance with Nevada Corporation Law and the Certificate of Incorporation and the Bylaws of CSA Holdings Inc., a Nevada corporation (the “Corporation”), the undersigned, constituting a majority of the holders of the Corporation’s capital stock as of August 22, 2017 entitled to vote, hereby take the following actions and adopt the following resolutions by written consent and without a formal meeting and without prior notice:

Background

WHEREAS, the Corporation’s Board of Directors (“Board”) has set the record date of August 22, 2017 for this written consent; holders of the Corporation’s capital stock as of such date may consider and, if so desired, execute this written consent;

WHEREAS, both members of the Board, Charles Smith and Jim Willett, are interested parties to the transactions described under the Dixie/Willett Transactions heading below, and therefore the Board has determined to submit all of the below transactions and resolutions to the shareholders for their consideration and approval via this written consent; and

WHEREAS, the shareholders executing this written consent have had the opportunity to ask questions related to the below resolutions, and have had such questions answered by the disinterested officers of the Corporation.

LG Notes

WHEREAS, on December 9, 2015, the Corporation issued a convertible note having an aggregate principal amount of $84,000 (“LG Note 2015”). The LG Note 2015 was secured by the Company’s armored vehicles, and provided for the conversion of all principal and interest outstanding under the notes into shares of the Company’s common stock beginning six months after the December 9, 2015 (the “LG Note 2015 Conversion Date”) at a conversion rate of 65% of the lowest listed closing market price of the Company’s common stock for the previous ten trading days immediately prior to the LG Note 2015 Conversion Date with a floor of $0.10 per share;

WHEREAS, the LG Note 2015 was purchased by Adriatic Advisors, LLC (“Adriatic”) on June 30, 2016 per a debt purchase agreement between the previous holder of the LG Note 2015 and Adriatic;

WHEREAS, Adriatic is controlled by Jelena Doukas (“Doukas”) who is a beneficial owner of the Corporation’s 5% Series A Convertible Preferred Stock (the “Series A Preferred”);

WHEREAS, the LG Note 2015, currently held by Adriatic, is in default;

WHEREAS, on August 3, 2016, the Corporation issued a convertible note having an aggregate principal amount of $55,125 (“LG Note 2016”). The LG Note 2016 is secured by the Company’s armored vehicles, and provides for the conversion of all principal and interest outstanding under the notes into shares of the Company’s common stock beginning six months after the August 3, 2016 (the “LG Note 2016 Conversion Date”) at a conversion rate of 35% of the lowest listed closing market price of the Company’s common stock for the previous ten trading days immediately prior to the LG Note 2016 Conversion Date with a floor of $0.0035 per share;

WHEREAS, the LG Note 2016 was purchased by Pure Energy 714, LLC (“Pure Energy”) on February 1, 2017 per a debt purchase agreement between the previous holder of the LG Note 2016 and Pure Energy;

WHEREAS, the Corporation’s obligations under the LG Note 2015 and LG Note 2016 shall be referred to collectively as the “LG Note Obligations”;

WHEREAS, the LG Note 2015 and LG Note 2016 required the holders of the Series A Preferred owning at least 51% of the “Stated Value” of the Series A Preferred to consent to the actions provided for therein as provided for in Section 7 of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred as filed with the Secretary of State of Nevada (“Certificate of Designation”);

WHEREAS, the Board and officers of the Corporation had numerous deliberations and discussions regarding the appropriate settlement amount to satisfy the LG Note Obligations, including but not limited to the timing of the repayment of the LG Note 2015 and the LG Note 2016, financial status of the Corporation during such time period and the Corporation’s current inability to repay the LG Note Obligations in cash;

WHEREAS, the Board of the Corporation believes it is in the best interest of the Corporation to satisfy the LG Note Obligations by (i) issuing Doukas up to 8,000,000 shares of the common stock of the Corporation, and (ii) issuing Pure Energy up to 7,000,000 shares of the common stock of the Corporation; and

WHEREAS, as a condition to the satisfaction of the LG Note Obligations, the Corporation must receive a waiver from the holders of the Series A Preferred whereby such holders shall waive any default, breach, or right of conversion arising under the Certificate of Designation and related to the issuances of the LG Note 2015 and LG Note 2016.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to satisfy the LG Note Obligations through the issuance of up an aggregate of 15,000,000 shares of common stock of the Corporation to Doukas and Pure Energy pursuant to the debt satisfaction and acknowledgment agreements attached as Exhibit A.

Common Stock Issuance to Emil Assentato

WHEREAS, on September 23, 2016, Emil Assentato provided the Corporation $50,000 with the understanding that such payment was for the purchase of common stock of the Corporation but never properly documented and now Emil Assentato requests such common stock have a strike price of $0.028 per share which was the price per share on the date of such payment less thirty percent (30%) (“First Assentato Purchase”);

WHEREAS, on October 5, 2016, Emil Assentato provided the Corporation $50,000 with the understanding that such payment was for the purchase of common stock of the Corporation but never properly documented and now Emil Assentato requests such common stock have a strike price of $0.0217 per share which was the price per share on the date of such payment less thirty percent (30%) (“Second Assentato Purchase”);

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WHEREAS, on February 6, 2017, Emil Assentato provided the Corporation $100,000 with the understanding that such payment was for the purchase of common stock of the Corporation but never properly documented and now Emil Assentato requests such common stock have a strike price of $0.03 per share which was the price per share on the date of such payment less seventy-five percent (75%) (“Third Assentato Purchase”);

WHEREAS, additionally, Emil Assentato has offered to purchase $100,000 of additional common stock of the Corporation for $0.03 per share (“Fourth Assentato Purchase”) (the First Assentato Purchase, Second Assentato Purchase, Third Assentato Purchase, and Fourth Assentato Purchase are hereafter referred to collectively as the “Assentato Stock Purchase”);

WHEREAS, as a condition to the Fourth Assentato Purchase, Mr. Assentato demands that the number of directors of the Board be increased to five, which shall create three vacant positions, and that the existing directors of the Board shall initially fill such vacancies with individuals nominated by Mr. Assentato;

WHEREAS, the Corporation is in need of additional financing to meet certain short term operating cost obligations, officers of the Corporation have been unable to secure alternative short term financing options, and the Board believes accepting Mr. Assentato’s offer for the Fourth Assentato Purchase is in the best interest of the Company;

WHEREAS, the Board of the Corporation believes it is in the best interest of the Corporation to properly document the Assentato Stock Purchase; and

WHEREAS, a majority of shareholders of capital stock of the Corporation entitled to vote affirm, approve and consent to the satisfaction of all obligations related to the Assentato Stock Purchase by issuing 10,756,528 shares common stock of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to finalize the Assentato Stock Purchase through the issuance of 10,756,528 shares of common stock of the Corporation to Emil Assentato pursuant to stock purchase agreement attached as Exhibit B.

Dixie/Willet Obligations

WHEREAS, the Corporation’s wholly-owned subsidiary, CSA, LLC, a Colorado limited liability company (“CSA”), Dixie Holdings, LLC, a Colorado limited liability company and affiliate of Charles Smith (“Dixie”) and James Willett, an individual (“Willett”) entered into that certain Unit Purchase and Sale Agreement dated October 15, 2013, as subsequently amended (the “Unit Purchase Agreement”), whereby the Corporation agreed to make a repurchase of certain ownership interests of CSA;

WHEREAS, CSA is currently in default under the repayment terms of the Unit Purchase Agreement and owes Dixie and Willett an aggregate amount of $403,000 (“Unit Purchase Agreement Obligations”);

WHEREAS, on October 26, 2016, Willett provided the Corporation $40,000 with the understanding that such payment was for the purchase of common stock of the Corporation but never properly documented and now Willett requests such common stock have a strike price of $0.03 per share (“Willett Purchase”);

WHEREAS, the Board of the Corporation believes it is in the best interest of the Corporation to properly document the Willett Purchase; and

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WHEREAS, the Corporation desires to satisfy the Unit Purchase Agreement Obligations by issuing an aggregate of 13,433,333 shares of common stock of the Corporation to Dixie and Willett.

NOW, THEREFORE, BE IT RESOLVED, the Corporation is hereby authorized to satisfy the Unit Purchase Agreement Obligations through the issuance of an aggregate of 13,433,333 shares of common stock of the Corporation to Dixie and Willett pursuant to the debt satisfaction and acknowledgment agreement attached as Exhibit C.

FURTHER RESOLVED, that the Corporation is hereby authorized to finalize the Willett Purchase through the issuance of 1,333,333 shares of common stock of the Corporation to Willett pursuant to stock purchase agreement attached as Exhibit D.

Omnibus

RESOLVED, that any of the appropriate officers of the Corporation be, and each of them hereby is, authorized (i) to prepare, execute, deliver and perform, as the case may be, such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests, resolutions, supplements or undertakings, (ii) to pay or cause to be paid on behalf of the Corporation any related costs and expenses and (iii) to take such other actions, in the name and on behalf of the Corporation, as each such officer, in his discretion, shall deem necessary or advisable to complete and effect the foregoing resolutions or to carry out the intent and purposes of the foregoing resolutions and the transactions contemplated thereby, the preparation, execution, delivery and performance of any such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests, resolutions, supplements or undertakings, the payment of any such costs or expenses and the performance of any such other acts shall be conclusive evidence of the approval thereof and all matters relating thereto; and

FURTHER RESOLVED, that all actions heretofore taken by the officers and directors of the Corporation with respect to the foregoing transactions and all other matters contemplated by the foregoing resolutions are hereby approved, adopted, ratified and confirmed.

FURTHER RESOLVED, that this written consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same written consent.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned shareholder, voting the full number of shares of each class of the Corporation’s outstanding voting stock held of record by them, have executed this Written Consent to be effective as of August 22, 2017 and hereby direct that this Written Consent be filed with the minutes of the proceedings of the Corporation’s shareholders.

SHAREHOLDER:

If an Entity: ______________________________________

Entity name: ______________________________________

By: _____________________________________________

Name: ___________________________________________

Title: ___________________________________________

Number of Common Stock Held: ______________________

Number of Series A Preferred Held: ____________________

If an Individual:

By: ____________________________________________

Print Name: ______________________________________

Number of Common Stock Held: ______________________

Number of Series A Preferred Held: ____________________

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EXHIBIT A

Debt Satisfaction and Acknowledgment Agreements

(Doukas and Pure Energy)

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EXHIBIT B

Stock Purchase Agreement (Assentato)

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EXHIBIT C

Dixie and Willett Debt Satisfaction and Acknowledgment Agreement

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EXHIBIT D

Stock Purchase Agreement (Willett)

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